UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21680

DCA TOTAL RETURN FUND

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Jeffrey W. Taylor, President

DCA Total Return Fund

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name of address of agent for service)

Registrant’s telephone number, including area code: (303) 228-2200

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

Statement of Investments

March 31, 2011 (Unaudited)

DCA Total Return Fund

	Shares	Market Value
COMMON STOCK 75.45%
Consumer Discretionary 9.08%
Amazon.com Inc.*	17,350	$3,125,256
Deckers Outdoor Corp.*	5,300	456,595
NetFlix Inc.*	2,100	498,393
priceline.com Inc.*	8,880	4,497,187
Swatch Group AG	28,500	2,265,106

		10,842,537

Consumer Staples 4.02%
Cia De Bebidas Das Americas	52,000	1,446,948
Coca-Cola Co.	11,500	763,025
Henkel AG & Co. KGaA	12,100	750,913
Herbalife Ltd.	6,000	488,160
Wal-Mart de Mexico SAB de CV	450,000	1,350,630

		4,799,676

Energy 10.21%
AMEC PLC	82,500	1,578,903
Apache Corp.	12,500	1,636,500
CNOOC Ltd.	626,993	1,579,865
Core Laboratories NV	5,600	572,152
Helmerich & Payne Inc.	18,500	1,270,765
Occidental Petroleum Corp.	8,000	835,920
Patterson-UTI Energy Inc.	15,000	440,850
Schlumberger Ltd.	8,000	746,080
Subsea 7 Inc.	43,549	1,100,094
Suncor Energy Inc.	23,500	1,053,925
Technip SA	13,000	1,386,369

		12,201,423

Financials 3.17%
Franklin Resources Inc.	7,400	925,592
Schroders PLC	56,500	1,573,473
Standard Chartered PLC	21,036	545,675
T. Rowe Price Group Inc.	11,100	737,262

		3,782,002

Health Care 9.31%
Alexion Pharmaceuticals Inc.*	2,600	256,568
Bruker Biosciences Corp.*	26,500	552,525
Coloplast A/S	7,800	1,129,704
Elekta AB - Class B	30,300	1,211,635
Illumina Inc.*	9,900	693,693
Intuitive Surgical Inc.*	4,700	1,567,262
Novo Nordisk A/S - Class B	28,000	3,517,829
Shire PLC	29,000	842,515
Waters Corp.*	15,600	1,355,640

		11,127,371

Industrials 5.16%
ABB Ltd.*		59,600	$1,431,438
Eaton Corp.		18,000	997,920
Komatsu Ltd.		26,400	896,610
Konecranes OYJ		11,000	509,297
Parker Hannifin Corp.		14,900	1,410,732
Siemens AG		6,700	918,565

			6,164,562

Information Technology 29.52%
Accenture PLC - Class A		24,700	1,357,759
Altera Corp.		16,200	713,124
Apple Inc.*		11,850	4,129,132
Applied Materials, Inc.		40,000	624,800
ARM Holdings PLC		421,000	3,883,390
ASML Holding NV*		46,000	2,027,437
Autonomy Corp. PLC*		116,700	2,974,787
Aveva Group PLC		31,000	803,147
Baidu.Com Inc. - ADR*		24,300	3,348,783
Check Point Software Technologies Ltd.*		35,500	1,812,275
Cognizant Technology Solutions Corp. - Class A*		5,400	439,560
EMC Corp.*		30,000	796,500
Google Inc. - Class A*		5,525	3,238,810
HTC Corp. - GDR		16,800	2,628,360
Intuit Inc.*		12,000	637,200
MercadoLibre Inc.		17,500	1,428,525
Oracle Corp.		43,000	1,434,910
QUALCOMM Inc.		20,000	1,096,600
SAP AG		13,000	795,896
Tencent Holdings Ltd.		26,000	633,409
Veeco Instruments Inc.*		8,900	452,476

			35,256,880

Materials 4.98%
Anglo American PLC		13,100	673,955
Barrick Gold Corp.		29,700	1,541,727
Cliffs Natural Resources Inc.		7,600	746,928
Gold Fields Ltd.		25,000	437,731
Goldcorp Inc.		34,150	1,702,745
Syngenta AG		1,200	389,984
Yara International ASA		9,100	461,068

			5,954,138

TOTAL COMMON STOCK (Cost $61,892,737)			$90,128,589

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK 13.80%
Financials 13.80%
Aegon NV,
Series 1, 4.000% (1)	Baa2/BBB	15,978	$350,717
AMB Property Corp.:
Series L, 6.500%	Baa2/BB+	26,097	649,554
Series O, 7.000%	Baa2/BB+	19,337	483,619
American Home Mortgage Investment Corp.:
Series A, 9.750% (2)*	NR/NR	266,950	27
Series B, 9.250% (2)*	NR/NR	29,700	3

Bank of America Corp.:
Series 4, 4.000% (1)	Ba3/BB+	32,500	$621,725
Series 5, 4.000% (1)	Ba3/BB+	20,400	390,660
Series E, 4.000% (1)	Ba3/BB+	11,200	211,456
Series H, 3.000% (1)	Ba3/BB+	28,200	482,220
BioMed Realty Trust Inc.,
Series A, 7.375%	NR/NR	5,543	141,568
BRE Properties Inc.:
Series C, 6.750%	Baa3/BB+	21,950	537,556
Series D, 6.750%	Baa3/BB+	2,147	52,215
Corporate Office Properties Trust:
Series H, 7.500%	NR/NR	12,500	313,625
Series J, 7.625%	NR/NR	9,001	225,205
Duke Realty Corp.,
Series O, 8.375%	Baa3/BB	13,500	361,125
Entertainment Properties Trust,
Series B, 7.750%	NR/NR	4,046	98,520
HCP Inc.,
Series F, 7.100%	Baa3/BB+	19,981	497,327
HSBC USA Inc.,
Series G, 4.000% (1)	Baa1/A-	17,715	427,817
Kilroy Realty Corp.,
Series F, 7.500%	NR/BB	19,317	486,499
Kimco Realty Corp.,
Series G, 7.750%	Baa2/BBB-	2,242	57,978
LaSalle Hotel Properties:
Series D, 7.500%	NR/NR	6,675	162,336
Series G, 7.250%	NR/NR	12,809	304,854
MetLife Inc.,
Series A, 4.000% (1)	Baa2/BBB-	34,700	833,494
ProLogis:
Series F, 6.750%	Baa3/BB	24,665	583,327
Series G, 6.750%	Baa3/BB	20,600	493,988
PS Business Parks Inc.:
Series M, 7.200%	Baa3/BBB-	15,000	375,000
Series P, 6.700%	Baa3/BBB-	15,000	366,000
Public Storage:
Series E, 6.750%	Baa1/BBB+	17,395	438,702
Series G, 7.000%	Baa1/BBB+	15,000	378,300
Series H, 6.950%	Baa1/BBB+	12,400	311,364
Series I, 7.250%	Baa1/BBB+	4,800	121,536
Series K, 7.250%	Baa1/BBB+	6,884	175,611
Series L, 6.750%	Baa1/BBB+	20,900	527,516
Series M, 6.625%	Baa1/BBB+	19,528	492,301
Series X, 6.450%	Baa1/BBB+	15,000	373,200
Regency Centers Corp.:
Series C, 7.450%	Baa3/BB+	23,557	593,636
Series E, 6.700%	Baa3/BB+	20,000	487,600
Santander Finance Preferred SA Unipersonal,
Series 6, 4.000% (1)	Baa2/A-	47,795	969,283
SL Green Realty Corp.,
Series C, 7.625%	NR/NR	4,367	109,437
Taubman Centers Inc.,
Series G, 8.000%	NR/NR	9,598	242,733
The Goldman Sachs Group Inc.:
Series A, 3.750% (1)	Baa2/BBB-	19,700	441,674
Series D, 4.000% (1)	Baa2/BBB-	27,371	607,910
Vornado Realty Trust:
Series F, 6.750%	Baa3/BBB-	6,836	168,986
Series H, 6.750%	Baa3/BBB-	7,300	178,777
Series I, 6.625%	Baa3/BBB-	14,816	359,732

			16,486,713

TOTAL PREFERRED STOCK (Cost $22,828,020)			$16,486,713

	Bond Rating Moody’s/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS 0.04%
CW Capital Cobalt II Ltd., 2006-2A,
Class P.S., 0.000%, 04/26/2016 (3)(4)(5)(6)(7)	NR/NR	$3,500,000	$35,000
Lenox Street Ltd., Series 2007-1A,
Class SN, 0.000%, 06/04/2017 (3)(4)(5)(6)(7)	NR/NR	1,000,000	0
Sorin Real Estate CDO II Ltd., Series 2005-2A,
Class H, 4.303%, 01/04/2016 (1)(2)(3)(4)(5)(6)	NR/CC	7,500,000	75
Vertical CRE CDO Ltd.,
Class P.S., 0.000%, 04/22/2013 (3)(4)(5)(6)(7)	NR/NR	1,800,000	4,500
TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS (Cost $13,766,166)			$39,575

COLLATERALIZED LOAN OBLIGATIONS 8.43%
Babson CLO Ltd.,
2005-3A, 40.550%, 11/11/2019 (3)(4)(5)(6)(7)	NR/NR	9,000,000	$7,650,000
Fraser Sullivan CLO Ltd.,
2006-1A, 31.250%, 03/15/2017 (3)(4)(5)(6)(7)	NR/NR	3,400,000	2,414,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $12,400,000)			$10,064,000

		Shares	Market Value
MONEY MARKET FUNDS 4.50%
AIM STIT Treasury Portfolio,
7-Day Yield 0.020%		5,379,588	$5,379,588
TOTAL MONEY MARKET FUNDS
(Cost $5,379,588)			$5,379,588

TOTAL INVESTMENTS 102.22%
(Cost $116,266,511)			$122,098,465
LIABILITIES LESS OTHER ASSETS (2.22%)			(2,648,158)

NET ASSETS 100.00%			$119,450,307

ADR - American Depository Receipts.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

A/S - Aktieselskab is a Danish term for joint stock company.

CDO - Collateralized Debt Obligation.

CLO - Collateralized Loan Obligation.

GDR - Global Depository Receipts.

KGaA - Kommanditgesellschaft Auf Aktien is a german term that refers to a limited partnership on shares.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability company.

OYJ - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Co.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

Footnotes to DCA Statement of Investments:

*	Non-income producing security.
(1)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at March 31, 2011.
(2)	Security in default or currently deferring interest payments.
(3)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of March 31, 2011, the value of these securities amount to $10,103,575 or 8.46% of net assets.

(4)	This security has been valued at fair value determined in good faith by or under the direction of the Fund’s Board of Trustees.
(5)

The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

(6)	This security is considered illiquid by the Advisor. Total illiquid securities amount to 8.46% of net assets.
(7)

This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed represents the most recent interest payment received, annualized and divided by cost.

Sector classifications are solely for illustrative purposes and are not reflective of the industry classifications used for diversification testing for the purposes of the Investment Company Act of 1940, as amended.

See Notes to Quarterly Statement of Investments.

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

March 31, 2011 (Unaudited)

DCA Total Return Fund

1. Organization and Summary of Significant Accounting Policies

DCA Total Return Fund (NYSE: “DCA”), formerly Dividend Capital Realty Income Allocation Fund (“the Fund”) is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. While the Fund is registered as non-diversified, it is currently operating as a diversified fund and has been doing so since 2009.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

On September 25, 2010, the Fund acquired all of the assets and liabilities of DCW Total Return Fund (“DCW”) in exchange for an equal aggregate value of newly issued common shares of the Fund, pursuant to an Agreement and Plan of Reorganization dated August 18, 2010 and approved by shareholders at an Annual Meeting held on September 16, 2010. The Fund distributed 13,305,099 common shares, which was an amount equal to the aggregate net asset value of DCW common shares, as determined at the close of business on September 24, 2010. The transaction qualified as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the Fund, which commenced operations on February 24, 2005, has been deemed the accounting survivor.

As of March 31, 2011, the Member of the Adviser’s Investment Committee was Jeffrey Taylor.

Security Valuation:

Pricing Procedures. All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading on an NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost, which approximates fair value. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Fixed income securities where market quotations are not readily available are valued at fair value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange traded open-end investment companies, which are priced as equity securities.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation. If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. As of March 31, 2011, securities which have been fair valued based on procedures approved by the Board of Trustees represented 8.46% of DCA’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the assets or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock^	$90,128,589	$—	$—	$90,128,589
Preferred Stock^	16,486,683	30	—	16,486,713
Commercial Real Estate Collateralized Debt Obligations	—	39,500	75	39,575
Collateralized Loan Obligations	—	10,064,000	—	10,064,000
Commercial Mortgage-Backed Securities	—	—	—	—
Money Market Funds	5,379,588	—	—	5,379,588
TOTAL	$111,994,860	$10,103,530	$75	$122,098,465

^	For detailed descriptions of sectors see the accompany Statement of Investments.

There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2010	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net Purchases/Sales	Transfers in and/or out of Level 3	Balance as of March 31, 2011	Net Change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at March 31, 2011
Commercial Real Estate Collateralized Debt Obligations	$75	$—	$—	$—	$—	$75	$—
TOTAL	$75	$—	$—	$—	$—	$75	$—

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Security Credit Risk:

The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2011, securities with an aggregate market value of $105, representing less than 0.005% of DCA’s net assets, were in default or currently deferring interest payments.

Foreign Securities:

The Fund may invest without limit in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

As of March 31, 2011 the Fund had no outstanding repurchase contracts.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis and/or adjust realized gain. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

2. Unrealized Appreciation/(Depreciation)

At March 31, 2011 the cost of investments and net unrealized appreciation/ (depreciation) for federal income tax purposes were as follows:

Aggregate tax cost	$114,132,716
Gross unrealized appreciation	29,732,040
Gross unrealized depreciation	(21,766,291)

Net unrealized appreciation	$7,965,749

3. Illiquid and/or Restricted Securities

As of March 31, 2011, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. At March 31, 2011, the Fund had investments in illiquid and/or restricted securities totaling $10,103,575, which represents 8.46% of net assets.

The Fund may invest, without limit, in illiquid securities.

4. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions are designed to prevent an “ownership change”, as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an “ownership change” and may also limit such an entity’s ability to use any built-in losses recognized within five years of any “ownership change.” For a more detailed discussion of the definition of an “ownership change” under the Code, please see Note 5 below.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund’s shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board of Trustees, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board of Trustees determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

5. Existing Tax Attribute Limitation and Potential for Additional Tax Attribute Limitation

In the acquisition by the Fund of the assets and liabilities of DCW on September 25, 2010 (the “Reorganization”), DCA succeeded to DCW’s federal income tax attributes, which included capital loss carryforwards and net unrealized built-in losses in its assets. However, the Reorganization caused DCW to undergo an “ownership change” within the meaning of Section 382 of the Code because the shareholders of the Fund prior to the Reorganization owned more than 50% of the Fund immediately following the Reorganization. As a result of such ownership change, the Fund became subject to a specific annual limitation on the amount of capital loss carryforwards (and net unrealized built-in losses) received from DCW that the Fund can use to offset gains recognized by the Fund in each taxable year.

As of December 31, 2010, the Fund had approximately $ 123,420,355 of capital loss carryforwards (exclusive of such carryforwards received from DCW). The Fund’s capital loss carryforwards were not limited as a result of the Reorganization. However, the Reorganization has caused the Fund to come close to undergoing its own “ownership change” within the meaning of Section 382 of the Code. Generally, an “ownership change” within the meaning of Section 382 of the Code occurs when one or more shareholders who each own directly or indirectly 5% or more of the Fund’s common shares (including certain “public groups” of shareholders which are treated for this purpose as owning 5% or more of the Fund’s common shares) increase their aggregate ownership of common shares by more than 50 percentage points of the lowest percentage of common shares that such shareholders owned within the preceding three years. As a result of the Reorganization, the Fund believes that it is only approximately 1.5% away from undergoing an “ownership change.” Consequently, the Fund could undergo an “ownership change” as a result (for example) of the acquisition by a single person of shares sufficient to cause such person to own 5% or more of the Fund’s common stock. If the Fund were to undergo an ownership change under Section 382 of the Code, any then-existing loss carryforwards (and net unrealized built-in losses) attributable to activities of the Fund would become subject to a specific “annual loss limitation amount,” which would generally equal the product of (i) the fair market value of the stock of the Fund at the time of the ownership change as adjusted pursuant to Section 382, and (ii) a certain interest rate established by the Internal Revenue Service (4.3% for ownership changes occurring in June 2011). If this were to occur, all of the Fund’s loss carryforwards (and net unrealized built-in losses) from periods prior to the ownership change (including those inherited from DCW and those generated by the Fund itself) would be substantially limited by operation of Section 382 of the Code.

As described in Note 4, above, the Fund’s Declaration contains provisions that are designed to prevent the Fund from undergoing an “ownership change” within the meaning of Section 382 of the Code. However, there can be no assurance that such provision of the Declaration will be enforceable under applicable state law or will succeed in avoiding an ownership change for the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCA Total Return Fund

By:	/s/ JEFFREY W. TAYLOR
Jeffrey W. Taylor President (Principal Executive Officer)

Date: May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

DCA Total Return Fund

By:	/s/ JAMI M. VONKAENEL
Jami M. VonKaenel
Treasurer
(Principal Financial Officer)

Date: May 26, 2011